SUMMARY PROSPECTUS November 2, 2009

AllianceBernstein Small/Mid Cap Growth Fund

Ticker: Class A–CHCLX; Class B–CHCBX; Class C–CHCCX; Advisor Class–CHCYX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated November 2, 2009, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.alliancebernstein.com/links/mf, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs on page 43 of the Prospectus and in Purchase of Shares—Sales Charge Reduction Programs on page 110 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class B Shares (not currently offered to new investors)	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	4.00%*	1.00%**	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Advisor Class
Management Fees	.75%	.75%	.75%	.75%
Distribution and/or Service (12b-1) Fees	.23%	1.00%	1.00%	None
Other Expenses:
Transfer Agent	.24%	.39%	.29%	.24%
Other Expenses	.16%	.16%	.16%	.16%

Total Other Expenses	.40%	.55%	.45%	.40%

Total Fund Operating Expenses	1.38%	2.30%	2.20%	1.15%

*	Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**	For Class C shares the CDSC is 0% after the first year.

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Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class A	Class B	Class C	Advisor Class
After 1 Year	$560	$633	$323	$117
After 3 Years	$843	$918	$688	$365
After 5 Years	$1,148	$1,230	$1,180	$633
After 10 Years	$2,012	$2,405	$2,534	$1,398

You would pay the following expenses if you did not redeem your shares at the end of period:

	Class A	Class B	Class C	Advisor Class
After 1 Year	$560	$233	$223	$117
After 3 Years	$843	$718	$688	$365
After 5 Years	$1,148	$1,230	$1,180	$633
After 10 Years	$2,012	$2,405	$2,534	$1,398

Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 176% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small- and mid-capitalization companies. For these purposes, “small- and mid-cap companies” are those that, at the time of investment, fall within the capitalization range between the smaller of $1 billion or the market capitalization of the smallest company in the Russell 2500® Growth Index and the greater of $6 billion or the market capitalization of the largest company in the Russell 2500® Growth Index. The market capitalizations of companies in the Russell 2500® Growth Index ranged from $51 million to $4.2 billion as of June 30, 2009. Because the Fund’s definition of small- and mid-cap companies is dynamic, the limits on capitalization will change with the markets.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Fund invests in approximately 60-120 stocks broadly diversified by sector.

The Fund invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may also invest in reverse repurchase agreements and up to 20% of its total assets in rights and warrants.

PRINCIPAL RISKS

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Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

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Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

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Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

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Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.AllianceBernstein.com (click on “Pricing & Performance”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

In November 2008, the Fund implemented its current investment policies (previously it had invested primarily in “mid-cap” companies) and also changed its name and portfolio management team. Accordingly, the performance shown below for periods prior to November 2008 may not be representative of the Fund’s performance under its current investment policies.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2009, the year-to-date unannualized return for Class A shares was 37.50%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 26.41%, 4th quarter, 1999; and Worst Quarter was down -30.35%, 4th quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2008)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	-50.75%	-6.58%	-3.06%

	Return After Taxes on Distributions	-50.75%	-7.64%	-4.01%

	Return After Taxes on Distributions and Sale of Fund Shares	-32.99%	-5.13%	-2.49%

Class B	Return Before Taxes	-50.93%	-6.52%	-3.30%

Class C	Return Before Taxes	-49.40%	-6.48%	-3.44%

Advisor Class	Return Before Taxes	-48.31%	-5.52%	-2.43%

Russell 2500® Growth Index (reflects no deduction for fees, expenses, or taxes)		-41.50%	-2.24%	0.75%

*	After-tax returns:

–	Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Bruce K. Aronow	Since November 2008	Senior Vice President of the Adviser

N. Kumar Kirpalani	Since November 2008	Senior Vice President of the Adviser

Samantha S. Lau	Since November 2008	Senior Vice President of the Adviser

Wen-Tse Tseng	Since November 2008	Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums*

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs (Class B shares are not currently offered to new shareholders)	$2,500	$50
Automatic Investment Program	Less than $2,500	$200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee-based programs or through other limited arrangements)	None	None

*	Note: The Fund may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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